Exhibit 10.8

果酒销售合作协议
Fruit Wine Sales Agreement
甲方：福建天妃红酒业有限公司
Party A：Fujian Tianfeihong Wine Co., Ltd

乙方：
Party B:

为保护甲乙双方的合法权益，根据《中华人民共和国合同法》及相关法律、法规的规定，本着互惠互利、共同发展的原则，经双方充分协商，就果酒销售相关事宜达成一致，为明确双方的权利、义务，特订立本协议，以兹共同遵照执行。
In order to protect the legal rights of both parties, pursuant to the Contract Law of People's Republic of China and provisions of relevant laws and regulations, under the principle of mutual benefit and development, with regard to the sales of fruit wine, both parties herby conclude the following agreement after thorough negotiation.
第一条 合同标的物名称、价格
Article I. Name and price of contract object
1、甲方产品及价格以甲方向乙方公布的产品报价清单为准。
1. Party A’s products and prices subject to the Product Price List Party A released to Party B.
2、上述报价单为实时报价，产品价格若有调整，甲方有义务将最新的价格调整信息及时通知乙方。
2. The above said Product Price List is a real-time quote. Shall the prices changes, Party A is obliged to inform Party B of the latest adjustment.
第二条 产品质量与包装
Article II. Product quality and packaging
1、甲方提供并保证符合国家或地方食品卫生标准的合格产品，提供经营产品所需的有效证件，由产品质量所带来的任何风险均由甲方承担。
1. Party A provides acceptable products complying with national or local food hygiene standards, furnishes necessary valid certificates for the production and be responsible for any risks associated with the quality of the products.

2、因乙方如储存不善等原因产生的问题 ，甲方不予调换，也不承担任何责任。
2. Party A shall not replace products or take any responsibility for Party B’s problems due to poor storage and etc.
3、产品的包装应符合国家规定和甲乙双方的约定，符合安全以及卫生要求。 如乙方需另外加包装盒，费用由乙方承担。
3. The packaging of the products shall comply with the national regulations and the arrangement of both parties, and conform to the safety and hygiene requirements. If party B has extra packing requirements, Party B is liable for all these extra costs.
第三条 订货与发货
Article III. Order and delivery
1、乙方如有对本公司果酒等相关产品的购买需求，向甲方提交《订购单》。
1. Shall Party B have the purchase demand of the fruit wine and relevant products of Party A, Party B shall send purchase order to Party A.
2、乙方于甲方处购进果酒等相关产品时，均有权按照如下标准获得甲方赠送的产品：
2. Party B shall be entitled to gift products in accordance with the following criteria when purchasing fruit wine and relevant products:
（1）订购高档产品（单价为400元以上）每超过十五件，则赠送相同产品一件。
a. Will be given one same product if purchase high-end products (unit price RMB 400 or more) for more than 15 units.
（2）订购中档产品（单价为200元至400元以内）每超过十件，则赠送相同产品一件。
b. Will be given one same product if purchase intermediate rail products (unit price RMB 200 to 400) for more than 10 units.
（3）订购低档产品（单价为200元以下）每超过五件，则赠送相同产品一件。
c. Will be given one same product if purchase low-end products (unit price within RMB 200) for more than 5 units.
3、乙方订购产品时，应向甲方发出书面订单，甲乙双方按照《订购单》达成一致意见并签字盖章后，甲方保证在 3 个工作日内依照订单向乙方发货：
3. Party B shall provide written order to Party A when purchasing products and Party A promises to deliver products to Party B within 3 workdays upon the signing of both parties in accordance with the purchase order.

（1）乙方将订购单提交甲方后，若甲方无法及时发货，须在24小时内反馈乙方。
a. Shall Party B being unable to deliver products in time after receiving the purchase order, Party A shall notice Party B within 24 hours.
（2）甲方负责组织物流发运至乙方指定地点，运费由甲方承担，但甲方不负责卸货以及其他相关费用。在运输过程中，甲方应采取一切必要的措施，防止产品破损或损坏。
b. Party A shall arrange the physical distribution and deliver the products to the place designated by Party B and be responsible for the transportation expense, however, Party A shall not be responsible for the unloading and other cost. During the transportation, Party A shall take all necessary measures to prevent the products from breakage or damage.
（3）甲方发货同时将《订购单》回执与乙方，由乙方签署验收意见，一式两份。
c. A receipt of order form should be sent by Party A to Party B at delivery and be signed and accepted by Party B in duplicates.
4、乙方在使用或销售货物过程当中，若发现质量问题，应以书面形式及时通知甲方，若未及时通知甲方，则视为甲方所供货物全部合格并符合双方约定。
4. During the usage or sales of Party B, if quality problems were found, Party B shall notice Party A in written, otherwise, the products provided by Party A shall be deemed qualified and conform to the arrangement of both parties.
第四条 产品的交付
Article IV. Delivery
    1、甲方或甲方委托的货运代理人将产品运至双方约定地点，乙方或乙方指定的收货人应即时根据《订购单》对货物数量、外观、包装、质量等情况进行检查。
1. When Party A or its delegated shipping agent delivers the products to the prescribed destination, Party B or its delegated consignee shall immediately inspect the quantity, appearance, packaging, quality and other aspects of the products in accordance with the purchase order.
2、如果乙方发现产品有瑕疵或缺陷，或与《订购单》的具体要求不符，乙方有权要求甲方及时更换或退货。乙方有任何异议应在三日内告知甲方，否则视为验收合格。
2. If Party B find flaws or defects of the products, or the products are in any way not conform to the requirement of the purchase order, Party B is entitled to ask Party A for replacement or return timely. If Party B disagrees, Party B shall notice Party A within 3 days, otherwise the products are deemed qualified and accepted.

3、验收合格后，乙方或乙方指定的收货人应在填写验收合格的意见。
3. After acceptance, Party B or its delegated consignee shall fill in the acceptance comments.
4、如因乙方自身原因未能及时验货所造成的损失，由乙方自行承担责任。
4. If Party B fail to conduct the acceptance timely, Party B shall be responsible for all the losses for the accepted products accordingly.
5、除因产品不符合本协议约定质量标准及包装标准外，乙方不得拒收。
5. Other than the reason that the products are not in conform to the stipulated quality standard or packaging standard, Party B shall not refuse the acceptance.
第五条 货款的结算
Article V. Settlement of payment
1、甲、乙双方一致同意，以当月1号至最后一日为一个账期（即一个自然月），乙方在每月5号前（如遇休息日或节假日，顺延至下一个工作日），向甲方支付前一个月的采购货款。
1. Both parties agree to take the period from the 1st day of each month to the last day as an accounting period and Party B shall pay Party A the purchase payment for the previous month by every 5th day of each month (if the 5th day is weekend or holiday, payment shall postpone to the next business day).
2、如乙方逾期未付清货款，应按每日万分之十计违约金支付给甲方。
2. Shall Party B fail to make the payment on time, Party B shall pay Party A liquidated damages equal to 10‱ of the unpaid amount every day.
第六条 违约责任
Article VI. Breach of contract
1、本协议签订后，双方应遵循平等诚信的原则，全面履行各自在本协议项下的义务。任何一方不履行本协议或者履行本协议所约定的义务不符合约定，应当承担违约责任，并赔偿守约方因此遭受的全部损失。
1. Both parties shall follow the principle of good faith and fulfill its obligation under the agreement upon execution. Shall any party fail to fulfill this agreement or the performance of the obligations is not in compliance with the agreement, it shall bear the liability and compensation for all losses suffered by the observant party.

2、甲乙双方中的任何一方因违反国家相关法律、法规或本协议约定而给第三方造成损失时，违约方应自行向第三方承担全部法律责任。
2. Shall either party causes any losses for third party due to its breach of national laws, regulations or the provisions stipulated in this agreement, the breach party shall voluntarily take full responsibility accordingly.
3﹑如因甲方产品的质量问题给乙方带来经济损失，经核实确定后，根据损失金额由甲方与乙方协商赔偿。
3. Shall Party B suffer any losses due to the product quality problem, after verification, Party A and Party B shall negotiate compensation according to the loss amount.
第七条 不可抗力
Article VII. Force Majore
因不可抗力（如洪灾、旱灾、铁路中断、地震）等因素致使任何一方未能履行或未能全部履行本协议项下义务的，遭受不可抗力的一方应及时向对方提供相应证明，双方共同商议（或有关主管机关裁决）后，可以根据决议延期履行，部分履行或不履行，并可根据实际情况免于承担全部或部分违约责任。
Shall either party fail to fulfill or fully fulfill its obligation under the agreement due to force majore (such as flood, drought, railroad break off, earthquake), the suffering party shall immediately provide relevant proof to the other party, and both parties may decide to postpone the fulfillment, partly fulfill the agreement or stop the fulfillment after mutual negotiation (or the arbitration of relevant authority) and be held harmless for all or part of the liability for the breach of agreement according to the actual situation.
第八条 协议争议及解决方式
Article VIII. Dispute and settlement
因本协议引起的一切争议，双方应通过友好协商解决。如不能协商一致，任何一方均可向甲方所在地 莆田市 人民法院提起诉讼。
All disputes arising from the performance of the agreement shall be settled through friendly negotiation between both parties. If failed, either party may bring a lawsuit to people’s court of Putian in Party A’s location.

第九条 协议有效期限与续签
Article IX. Term of validity and renewal
1、本协议须经双方代表签字并盖章后方可生效。
1. This agreement shall come into effect after the signing by the representatives and sealing of both parties.
2、本合同有效期限为两年，自_____至 ____。
2. The term of the agreement is two year, from  ______to _______.
3、如甲、乙双方同意继续合作，可于本合同期满前三十日内，另行签定协议。
3. If both parties agree to continue cooperation, both parties may enter into other agreement 30 days before expiry.
第十条 附则
Article X. Supplementary provisions
1、本协议在执行过程中，如有未尽事宜，双方可另行签订补充协议，补充协议与本协议具有同等法律效力。
1. During the performance of the agreement, both parties shall enter into supplementary agreement for any matter not covered by this agreement. The supplementary agreement shall have the same legal effect as the original.
2、本协议一式二份，甲方乙方各执一份，自双方签字盖章之日起生效，具有同等法律效力。
2. The agreement is made in duplicates with both parties each holding one counterpart with the same legal effect. The agreement shall come into effect at the date of the signing.

甲方：福建天妃红酒业有限公司	乙方：
Party A：Fujian Tianfeihong Wine Co., Ltd	Party B:
签章：	签章：
Seal:	Seal:
签署日期：
Date: